UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   November 15, 2005
                                                   -----------------

                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)
                                  Depositor of
                        Nelnet Student Loan Trust 2005-4

            Delaware                      333-118566-04           75-2997993
            --------                      -------------           ----------
  (State of other jurisdiction             (Commission          (IRS Employer
       of incorporation)                   File Number)      Identification No.)


121 South 13th Street, Suite 201, Lincoln, Nebraska                  68508
--------------------------------------------------------------  ----------------
               (Address of principal executive offices)             (ZipCode)

Registrant's telephone number, including area code (402) 458-2301
                                                   ----------------


         (Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14(d)-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) un the Exchange Act (17 CFR240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Effective as of November 15, 2005, Nelnet Student Loan Funding, LLC ("Nelnet Funding") entered into the following agreements: (a) an Indenture of Trust dated as of November 1, 2005, by and between Nelnet Student Loan Trust 2005-4 and Zions First National Bank, as trustee and eligible lender trustee (the "Indenture"); and (b) a Trust Agreement dated as of October 1, 2005, by and between Nelnet Funding and Wells Fargo Delaware Trust Company, as Delaware trustee (the "Trust Agreement"). In addition, on November 9, 2005, Nelnet Funding entered into an Underwriting Agreement among Nelnet Funding, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the "Underwriting Agreement"). The Indenture, the Trust Agreement and the Underwriting Agreement were executed in connection with Nelnet Student Loan Trust 2005-4's issuance of $1,929,600,000 of its student loan asset-backed notes on November 15, 2005. The details of this issuance are contained in the prospectus supplement filed with the Securities and Exchange Commission pursuant to Rule 424(b) on November 14, 2005.

        The following agreements were also executed and delivered as of November 1, 2005 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2005-4 acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Funding, acting by and through Zions First National Bank as eligible lender trustee; (b) the Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2005-4 and Nelnet Funding; and (c) the Administration Agreement among Nelnet Student Loan Trust 2005-4, Wells Fargo Delaware Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc.

        Kutak Rock LLP, as counsel to Nelnet Student Loan Trust 2005-4, delivered an opinion dated November 15, 2005, to the effect that the notes will be treated as debt of Nelnet Student Loan Trust 2005-4 rather than as an interest in the student loans, and that the trust will not be characterized as an association or publicly traded partnership taxable as a corporation, each for federal income tax purposes.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

        The Trust used $1,882,897,584 of the net proceeds from the sale of the notes to purchase student loans originated under the Federal Family Education Loan Program.

ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Student Loan Funding, LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated dated as of November 9, 2005 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Trust 2005-4 and Zions First National Bank, dated as of November 1, 2005 (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wells Fargo Delaware Trust Company, as Delaware trustee, dated as of October 1, 2005 (filed herewith).

8.1 Opinion of Kutak Rock LLP, dated as of November 15, 2005, with respect to certain federal income tax matters (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2005-4, acting by and through Zions First National Bank as eligible lender trustee, and Nelnet Student Loan Funding, LLC, acting by and through Zions First National Bank as eligible lender trustee, dated as of November 1, 2005 (filed herewith).

99.2 Master Servicing Agreement by and among National Education Loan Network, Inc., Nelnet Student Loan Trust 2005-4 and Nelnet Student Loan Funding, LLC, dated as of November 1, 2005 (filed herewith).

99.3 Administration Agreement among Nelnet Student Loan Trust 2005-4, Wells Fargo Delaware Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and National Education Loan Network, Inc., dated as of November 1, 2005 (filed herewith).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NELNET STUDENT LOAN
                                      FUNDING, LLC


                                      By:  NELNET STUDENT LOAN FUNDING
                                          MANAGEMENT CORPORATION, as Manager



                                      By: /s/ Jeffrey Noordhoek
                                        --------------------------------
                                              Jeffrey Noordhoek
                                              Vice President
Dated:  November 18, 2005

                                  EXHIBIT INDEX



               Exhibit


(1.1)  Underwriting Agreement
(4.1)  Indenture of Trust
(4.2)  Trust Agreement
(8.1)  Tax Opinion
(99.1) Loan Purchase Agreement
(99.2) Master Servicing Agreement
(99.3) Administration Agreement